As filed with the Securities and Exchange Commission on July 26, 1999

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------


                        THE MERIDIAN RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)


          TEXAS                                       76-0319553
     (State or other                                (I.R.S Employer
     jurisdiction of                              Identification No.)
    incorporation or
      organization)

 15995 N. BARKER'S LANDING,
         SUITE 300                                       77079
       HOUSTON, TEXAS
   (Address of Principal                               (Zip Code)
     Executive Offices)

           MERIDIAN RESOURCE CORPORATION GEOSCIENTIST WELL BONUS PLAN
        MERIDIAN RESOURCE CORPORATION TMR EMPLOYEE TRUST WELL BONUS PLAN
                            (Full title of the plans)

                              JOSEPH A. REEVES, JR.
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                        THE MERIDIAN RESOURCE CORPORATION
                      15995 N. BARKER'S LANDING, SUITE 300
                              HOUSTON, TEXAS 77079
                     (Name and address of agent for service)

                                 (281) 558-8080
          (Telephone number, including area code, of agent for service)
                            ------------------------


                                  With Copy to:

                               CHARLES L. STRAUSS
                           FULBRIGHT & JAWORSKI L.L.P.
                            1301 MCKINNEY, SUITE 5100
                            HOUSTON, TEXAS 77010-3095
                                 (713) 651-5151
                            ------------------------


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------
                                              PROPOSED MAXIMUM    PROPOSED MAXIMUM     AMOUNT OF
TITLE OF SECURITIES TO BE     AMOUNT TO BE   OFFERING PRICE PER   AGGREGATE OFFERING  REGISTRATION
        REGISTERED           REGISTERED(1)        SHARE(2)             PRICE(2)           FEE
--------------------------------------------------------------------------------------------------
Common Stock, $.01 par value   2,000,000           $3.625             $7,250,000       $2015.50
==================================================================================================

(1) Includes (i) 1,000,000 shares of Common Stock issuable pursuant to the Meridian Resource Corporation Geoscientist Well Bonus Plan, and (ii) 1,000,000 shares of Common Stock issuable pursuant to the Meridian Resource Corporation TMR Employee Trust Well Bonus Plan. Also includes an indeterminate number of shares to be issued pursuant to the anti-dilution provisions of such plans and agreements. Also includes an equal number of associated rights pursuant to the Shareholder Rights Agreement dated May 5, 1999 between the Company and American Stock Transfer & Trust Company.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 and based upon the average of the high and low sales prices of a share of the Common Stock as reported by the New York Stock Exchange, Inc. on July 22, 1999.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The Meridian Resource Corporation, a Texas corporation (the "Company" or "Registrant"), incorporates by reference in this Registration Statement the following documents:

         1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as amended by Form 10-K/A dated April 30, 1999;

         2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999;

         3. The Registrant's Current Reports on Form 8-K dated May 5, 1999 and June 29, 1999; and

         4. The description of the Registrant's common stock, $.01 par value ("Common Stock"), contained in the Company's Registration Statement on Form 8-A, as filed with the Securities and Exchange Commission on March 19, 1997, including any amendment or report filed for the purpose of updating such description.

         5. The description of the Registrant's stock purchase rights, contained in the Company's Registration Statement on form 8-A, as filed with the Securities and Exchange Commission on May 13, 1999, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article 2.02-1 of the Texas Business Corporation Act provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against amounts paid and expenses incurred in connection with an action or proceeding to which he is or is threatened to be made a party by reason of such position, if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal proceeding, if such person had no reasonable cause to believe his conduct was unlawful; provided that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the adjudicating court determines that such indemnification is proper under the circumstances.

         The Second Amended and Restated Articles of Incorporation of the Registrant contain provisions which eliminate the personal liability of the Registrant's directors for monetary damages resulting from breaches of their fiduciary duty other than liability for breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, any transaction from which the director derived an improper personal benefit or any act or omission for which liability is expressly provided by an applicable statute.

         Article XII of the Registrant's By-laws contains detailed provisions for the indemnification by the Registrant of current and former directors, officers, employees and agents of the Registrant on terms that have been derived from Article 2.02-1 of the Texas Business Corporation Act.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


ITEM 8.  EXHIBITS.

         4.1   --   Third Amended and Restated Articles of Incorporation of the
                    Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998).

         4.2   --   Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Registrant's Quarterly
                    Report on Form 10-Q for the three months ended September 30,
                    1998).

         4.3   --   Amendment No. 1 to Amended and Restated Bylaws (incorporated by reference from the Registrant's Current Report on Form
                    8-K dated May 5, 1999).

         4.4   --   Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on
                    Form S-1, as amended (Reg. No. 33-65504)).

         4.5   --   Common Stock Purchase Warrant of the Company dated October
                    16, 1990, issued to Joseph A. Reeves, Jr. (incorporated by reference to Exhibit 10.8 of the Company's Annual Report on Form 10-K for the year ended December 31, 1991, as amended by the Company's Form 8 filed March 4, 1993).

         4.6   --   Common Stock Purchase Warrant of the Company dated October
                    16, 1990, issued to Michael J. Mayell (incorporated by reference to Exhibit 10.9 of the Company's Annual Report on Form 10-K for the year ended December 31, 1991, as amended by the Company's Form 8 filed March 4, 1993).

         4.7   --   Registration Rights Agreement dated October 16, 1990, among the Company, Joseph A. Reeves, Jr. and Michael J. Mayell
                    (incorporated by reference to Exhibit 10.7 of the Company's
                    Registration Statement on Form S-4, as amended (Reg. No.
                    33-37488)).

         4.8   --   Warrant Agreement dated June 7, 1994, between the Company
                    and Joseph A. Reeves, Jr. (incorporated by reference to
                    Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994).

         4.9   --   Warrant Agreement dated June 7, 1994, between the Company
                    and Michael J. Mayell (incorporated by reference to Exhibit
                    4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994).

         4.10  --   Texas Meridian Resources Corporation 1995 Long-Term
                    Incentive Plan (incorporated by reference to Exhibit 10.6 of the Company's Annual Report on Form 10-K for the year ended
                    December 31, 1996).

         4.11  --   Texas Meridian Resources Corporation 1997 Long-Term
                    Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997).

         *4.12 --   Amendments No.'s 1 and 2 to the 1997 Long-Term Incentive
                    Plan.

         4.13  --   Cairn Energy USA, Inc. 1993 Stock Option Plan, as amended
                    (incorporated by reference to Exhibit 10.9 of Cairn Energy
                    USA, Inc.'s Annual Report on Form 10-K for the year ended
                    December 31, 1993).

         4.14  --   Cairn Energy USA, Inc. 1993 Directors Stock Option Plan, as
                    amended (incorporated by reference to Exhibit 10.6 of Cairn
                    Energy USA, Inc.'s Registration Statement on Form S-1 (Reg.
                    No. 33-64646)).

         4.15  --   Amended and Restated Credit Agreement dated May 22, 1998,
                    among the Company, the several banks and financial institutions and other entities from time to time parties thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent for the Lenders, Bankers Trust Company, as syndication agent, Chase Securities Inc., as advisor to the Company, Chase Securities Inc., B. T. Alex. Brown
                    Incorporated, Toronto Dominion (Texas), Inc. and Credit
                    Lyonnais New York Branch as co-arrangers, and Toronto
                    Dominion (Texas), Inc. and Credit Lyonnais New York Branch, as co-documentation agents. (incorporated by reference from the Company's current report on Form 8-K dated June 30,
                    1998).

         4.16  --   Second Amended and Restated Guarantee dated June 30, 1998, between the Guarantors signatory thereto and The Chase
                    Manhattan Bank, as Administrative Agent for the Lenders.
                    (incorporated by reference from the Company's current report on Form 8-K dated June 30, 1998).

         4.17  --   Amended and Restated Pledge Agreement, dated May 22, 1998, between the Company and The Chase Manhattan Bank, as
                    Administrative Agent. (incorporated by reference from the Company's current report on Form 8-K dated June 30, 1998).

         4.18  --   First Amendment to Amended and Restated Pledge Agreement
                    datedJune 30, 1998. (incorporated by reference from the Company's current report on Form 8-K dated June 30, 1998).

         4.19  --   Amendment No. 2 dated November 13, 1998 to Amended and
                    Restated Credit Agreement dated May 22, 1998, by and among the Company, The Chase Manhattan Bank as administrative agent, and the various lenders party thereto (incorporated by reference from the Company's Quarterly Report on Form
                    10-Q for the three months ended September 30, 1998).

         *4.20 -- Amendment No. 3 dated January 19, 1999 to Amended and Restated Credit Agreement dated May 22, 1998, by and among the Company, The Chase Manhattan Bank as administrative agent, and the various lenders party thereto

         *4.21 -- Amendment No. 4 dated April 30, 1999 to Amended and Restated Credit Agreement dated May 22, 1998, by and among the Company, The Chase Manhattan Bank as administrative agent, and the various lenders party thereto

         4.22  --   The Meridian Resource Corporation Directors' Stock Option
                    Plan (incorporated by reference to Exhibit 10.5 of the Company's Annual Report on Form 10-K for the year ended
                    December 31, 1991, as amended by the Company's Form 8 filed
                    March 4, 1993).

         *4.23 --   Amendment No. 1 to Director Stock Option Plan.

         4.24  --   Stock Rights and Restrictions Agreement dated as of June 30,
                    1998, by and between The Meridian Resource Corporation and
                    Shell Louisiana Onshore Properties Inc. (incorporated by reference from the Company's Current Report on Form 8-K dated June 30, 1998).

         4.25  --   Registration Rights Agreement dated June 30, 1998, by and
                    between The Meridian Resource Corporation and Shell
                    Louisiana Onshore Properties Inc. (incorporated by reference from the Company's Current Report on Form 8-K dated June 30,
                    1998).

         4.26  --   The Meridian Resource Corporation 1990 Stock Option Plan
                    (incorporated by reference to Exhibit 10.6 of the Company's
                    Annual Report on Form 10-K for the year ended December 31,
                    1991, as amended by the Company's Form 8 filed March 4,
                    1993).

         4.27  --   Deferred Compensation agreement dated July 31, 1996, between the Company and Joseph A. Reeves, Jr.(incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996).

         4.28  --   Deferred Compensation agreement dated July 31, 1996, between the Company and Michael J. Mayell (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form
                    10-Q for the quarter ended September 30, 1996).

         4.29  --   The Meridian Resource Corporation TMR Employee Trust Well
                    Bonus Plan (incorporated by reference from the Registrant's
                    Annual Report on Form 10-K for the year ended December 31,
                    1998).

         4.30  --   The Meridian Resource Corporation Management Well Bonus Plan
                    (incorporated by reference from the Registrant's Annual
                    Report on Form 10-K for the year ended December 31, 1998).

         4.31  --   The Meridian Resource Corporation Geoscientist Well Bonus
                    Plan (incorporated by reference from the Registrant's Annual
                    Report on Form 10-K for the year ended December 31, 1998).

         4.32  --   Note Purchase Agreement dated June 18, 1999, between the
                    Company and Kayne Anderson Energy Fund, L.P. (incorporated by reference from the Registrant's Current Report on Form
                    8-K dated June 29, 1999).

         4.33  --   Note Purchase Agreement dated June 22, 1999, between the
                    Company and Eos Partners, L.P. (incorporated by reference from the Registrant's Current Report on Form 8-K dated June
                    29, 1999).

         4.34  --   9 1/2% Subordinated Note due June 18, 2001, payable by the
                    Company to Kayne Anderson Energy Fund, L.P. (incorporated by reference from the Registrant's Current Report on Form 8-K dated June 29, 1999).

         4.35  --   9 1/2% Subordinated Note due June 18, 2001, payable by the
                    Company to Eos Partners, L.P. (incorporated by reference from the Registrant's Current Report on Form 8-K dated June
                    29, 1999).

         4.36  --   Form of warrant attached as Annex A to Exhibits 4.34 and
                    4.35. (incorporated by reference from the Registrant's
                    Current Report on Form 8-K dated June 29, 1999)

         4.37  --   Rights Agreement dated May 5, 1999, between the Company and
                    American Stock Transfer & Trust Co., as Rights Agent
                    (incorporated by reference from the Registrant's Current
                    Report on Form 8-K dated May 5, 1999).

         4.38  --   Resolution Establishing a Series of Preferred Stock dated
                    May 5, 1999 (incorporated by reference from the Registrant's
                    Current Report on Form 8-K dated May 5, 1999).

         4.39  --   Form of Right Certificate (incorporated by reference from
                    the Registrant's Current Report on Form 8-K dated May 5,
                    1999).

         *5.1  --   Opinion of Fulbright & Jaworski L.L.P.

         23.1  --   Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
                    5.1).

         *23.2 -- Consent of Ernst & Young LLP with respect to the financial statements of The Meridian Resource Corporation.

         *23.3 --   Consent of Ryder Scott Petroleum Company.

         *23.4 --   Consent of T.J. Smith & Company

         24.1  --   Powers of Attorney (included on page II-5 of this
                    Registration Statement).

         As permitted by Item 601(b)(4)(iii)(A) of Regulation S-K, the Registrant has not filed with this Registration Statement certain instruments defining the rights of holders of long-term debt of the Registrant and its subsidiaries because the total amount of securities authorized under any of such instruments does not exceed 10% of the total assets of the Registrant and its subsidiaries on a consolidated basis. The Registrant agrees to furnish a copy of any such agreements to the Securities and Exchange Commission upon request.

ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on July 23, 1999.

                                       THE MERIDIAN RESOURCE CORPORATION


                                       By: /S/ JOSEPH A. REEVES, JR.
                                                   Joseph A. Reeves, Jr.
                                                  CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph A. Reeves, Jr. and Michael J. Mayell, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE                         TITLE                      DATE

/S/ JOSEPH A. REEVES, JR.        Chief Executive Officer           July 23, 1999
    Joseph A. Reeves, Jr.       (Principal Executive Officer)
                             Director and Chairman of the Board

/S/ MICHAEL J. MAYELL              President and Director          July 23, 1999
    Michael J. Mayell

/S/ P. RICHARD GESSINGER          Executive Vice President         July 23, 1999
    P. Richard Gessinger          (Chief Financial Officer)

/S/ LLOYD V. DELANO        Vice President-Director of Accounting   July 23, 1999
    Lloyd V. DeLano               (Chief Accounting Officer)

_________________________                  Director                July __, 1999
        Paul Ching

_________________________                  Director                July __, 1999
       E. L. Henry

/S/ JOE E. KARES                           Director                July 23, 1999
    Joe E. Kares

/S/ JAMES T. BOND                          Director                July 23, 1999
    James T. Bond

/S/ GARY A. MESSERSMITH                    Director                July 23, 1999
    Gary A. Messersmith

_________________________                  Director                July __, 1999
     Jack A. Prizzi

                                 EXHIBIT INDEX

EXHIBIT                                                                    PAGE
NUMBER                            DESCRIPTION                             NUMBER
-------                           -----------                             ------
4.1   --   Third Amended and Restated Articles of Incorporation of the
           Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998).

4.2   --   Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Registrant's Quarterly
           Report on Form 10-Q for the three months ended September 30,
           1998).

4.3   --   Amendment No. 1 to Amended and Restated Bylaws (incorporated by reference from the Registrant's Current Report on Form 8-K dated May 5, 1999).

4.4   --   Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form S-1, as amended (Reg. No. 33-65504)).

4.5   --   Common Stock Purchase Warrant of the Company dated October
           16, 1990, issued to Joseph A. Reeves, Jr. (incorporated by reference to Exhibit 10.8 of the Company's Annual Report on Form 10-K for the year ended December 31, 1991, as amended by the Company's Form 8 filed March 4, 1993).

4.6   --   Common Stock Purchase Warrant of the Company dated October
           16, 1990, issued to Michael J. Mayell (incorporated by reference to Exhibit 10.9 of the Company's Annual Report on Form 10-K for the year ended December 31, 1991, as amended by the Company's Form 8 filed March 4, 1993).

4.7   --   Registration Rights Agreement dated October 16, 1990, among the Company, Joseph A. Reeves, Jr. and Michael J. Mayell (incorporated by reference to Exhibit 10.7 of the Company's Registration Statement on Form S-4, as amended (Reg. No. 33-37488)).

4.8   --   Warrant Agreement dated June 7, 1994, between the Company
           and Joseph A. Reeves, Jr. (incorporated by reference to
           Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994).

4.9   --   Warrant Agreement dated June 7, 1994, between the Company
           and Michael J. Mayell (incorporated by reference to Exhibit
           4.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994).

4.10  --   Texas Meridian Resources Corporation 1995 Long-Term
           Incentive Plan (incorporated by reference to Exhibit 10.6 of the Company's Annual Report on Form 10-K for the year ended December 31, 1996).

4.11  --   Texas Meridian Resources Corporation 1997 Long-Term
           Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997).

*4.12 --   Amendments No.'s 1 and 2 to the 1997 Long-Term Incentive
           Plan.

4.13  --   Cairn Energy USA, Inc. 1993 Stock Option Plan, as amended
           (incorporated by reference to Exhibit 10.9 of Cairn Energy USA, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993).

4.14  --   Cairn Energy USA, Inc. 1993 Directors Stock Option Plan, as
           amended (incorporated by reference to Exhibit 10.6 of Cairn Energy USA, Inc.'s Registration Statement on Form S-1 (Reg. No. 33-64646)).

4.15  --   Amended and Restated Credit Agreement dated May 22, 1998,
           among the Company, the several banks and financial institutions and other entities from time to time parties thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent for the Lenders, Bankers Trust Company, as syndication agent, Chase Securities Inc., as advisor to the Company, Chase Securities Inc., B. T. Alex. Brown Incorporated, Toronto Dominion (Texas), Inc. and Credit Lyonnais New York Branch as co-arrangers, and Toronto Dominion (Texas), Inc. and Credit Lyonnais New York Branch, as co-documentation agents. (incorporated by reference from the Company's current report on Form 8-K dated June 30,
           1998).

4.16  --   Second Amended and Restated Guarantee dated June 30, 1998, between the Guarantors signatory thereto and The Chase Manhattan Bank, as Administrative Agent for the Lenders. (incorporated by reference from the Company's current report on Form 8-K dated June 30, 1998).

4.17  --   Amended and Restated Pledge Agreement, dated May 22, 1998, between the Company and The Chase Manhattan Bank, as Administrative Agent. (incorporated by reference from the Company's current report on Form 8-K dated June 30, 1998).

4.18  --   First Amendment to Amended and Restated Pledge Agreement
           datedJune 30, 1998. (incorporated by reference from the Company's current report on Form 8-K dated June 30, 1998).

4.19  --   Amendment No. 2 dated November 13, 1998 to Amended and
           Restated Credit Agreement dated May 22, 1998, by and among the Company, The Chase Manhattan Bank as administrative agent, and the various lenders party thereto (incorporated by reference from the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1998).

*4.20 --   Amendment No. 3 dated January 19, 1999 to Amended and
           Restated Credit Agreement dated May 22, 1998, by and among the Company, The Chase Manhattan Bank as administrative agent, and the various lenders party thereto

*4.21 -- Amendment No. 4 dated April 30, 1999 to Amended and Restated Credit Agreement dated May 22, 1998, by and among the Company, The Chase Manhattan Bank as administrative agent, and the various lenders party thereto

4.22  --   The Meridian Resource Corporation Directors' Stock Option
           Plan (incorporated by reference to Exhibit 10.5 of the Company's Annual Report on Form 10-K for the year ended December 31, 1991, as amended by the Company's Form 8 filed March 4, 1993).

*4.23 --   Amendment No. 1 to Director Stock Option Plan.

4.24  --   Stock Rights and Restrictions Agreement dated as of June 30,
           1998, by and between The Meridian Resource Corporation and Shell Louisiana Onshore Properties Inc. (incorporated by reference from the Company's Current Report on Form 8-K dated June 30, 1998).

4.25  --   Registration Rights Agreement dated June 30, 1998, by and
           between The Meridian Resource Corporation and Shell
           Louisiana Onshore Properties Inc. (incorporated by reference from the Company's Current Report on Form 8-K dated June 30,
           1998).

4.26  --   The Meridian Resource Corporation 1990 Stock Option Plan
           (incorporated by reference to Exhibit 10.6 of the Company's Annual Report on Form 10-K for the year ended December 31, 1991, as amended by the Company's Form 8 filed March 4,
           1993).

4.27  --   Deferred Compensation agreement dated July 31, 1996, between the Company and Joseph A. Reeves, Jr.(incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996).

4.28  --   Deferred Compensation agreement dated July 31, 1996, between the Company and Michael J. Mayell (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996).

4.29  --   The Meridian Resource Corporation TMR Employee Trust Well
           Bonus Plan (incorporated by reference from the Registrant's Annual Report on Form 10-K for the year ended December 31,
           1998).

4.30  --   The Meridian Resource Corporation Management Well Bonus Plan
           (incorporated by reference from the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998).

4.31  --   The Meridian Resource Corporation Geoscientist Well Bonus
           Plan (incorporated by reference from the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998).

4.32  --   Note Purchase Agreement dated June 18, 1999, between the
           Company and Kayne Anderson Energy Fund, L.P. (incorporated by reference from the Registrant's Current Report on Form 8-K dated June 29, 1999).

4.33  --   Note Purchase Agreement dated June 22, 1999, between the
           Company and Eos Partners, L.P. (incorporated by reference from the Registrant's Current Report on Form 8-K dated June 29, 1999).

4.34  --   9 1/2% Subordinated Note due June 18, 2001, payable by the
           Company to Kayne Anderson Energy Fund, L.P. (incorporated by reference from the Registrant's Current Report on Form 8-K dated June 29, 1999).

4.35  --   9 1/2% Subordinated Note due June 18, 2001, payable by the
           Company to Eos Partners, L.P. (incorporated by reference from the Registrant's Current Report on Form 8-K dated June 29, 1999).

4.36  --   Form of warrant attached as Annex A to Exhibits 4.34 and
           4.35. (incorporated by reference from the Registrant's
           Current Report on Form 8-K dated June 29, 1999)

4.37  --   Rights Agreement dated May 5, 1999, between the Company and
           American Stock Transfer & Trust Co., as Rights Agent
           (incorporated by reference from the Registrant's Current Report on Form 8-K dated May 5, 1999).

4.38  --   Resolution Establishing a Series of Preferred Stock dated
           May 5, 1999 (incorporated by reference from the Registrant's Current Report on Form 8-K dated May 5, 1999).

4.39  --   Form of Right Certificate (incorporated by reference from
           the Registrant's Current Report on Form 8-K dated May 5,
           1999).

*5.1  --   Opinion of Fulbright & Jaworski L.L.P.

23.1  --   Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
           5.1).

*23.2 -- Consent of Ernst & Young LLP with respect to the financial statements of The Meridian Resource Corporation.

*23.3 --   Consent of Ryder Scott Petroleum Company.

*23.4 --   Consent of T.J. Smith & Company

24.1  --   Powers of Attorney (included on page II-5 of this
           Registration Statement).

*Filed herewith.

      As permitted by Item 601(b)(4)(iii)(A) of Regulation S-K, the Registrant has not filed with this Registration Statement certain instruments defining the rights of holders of long-term debt of the Registrant and its subsidiaries because the total amount of securities authorized under any of such instruments does not exceed 10% of the total assets of the Registrant and its subsidiaries on a consolidated basis. The Registrant agrees to furnish a copy of any such agreements to the Securities and Exchange Commission upon request.